Exhibit 32.1

   REVISED certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act").

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Steven H. Kane, President and Chief Executive Officer of Protalex, Inc. (the "Registrant"), do hereby certify pursuant to Rule 15d-14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1) the Registrant's Quarterly Report on Form 10-QSB of the Registrant for the period ended June 30, 2003 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: October 28, 2003        By: Steven H. Kane
                                   ---------------------------------------------
                                   Steven H. Kane, President and  Chief
                                   Executive Officer


Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Donald K. Dean, Chief Financial Officer and Treasurer of Protalex,  Inc.
(the "Registrant"), do hereby certify pursuant to Rule 15d-14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1) the Registrant's Quarterly Report on Form 10-QSB of the Registrant for the period ended June 30, 2003 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: October  28, 2003       By: Donald K. Dean
                                   ------------------------------------------
                                   Donald K. Dean,  Chief  Financial  Officer
                                   and Treasurer